AMENDED AND RESTATED
                                                           AS OF OCTOBER 1, 1996


                         HEALTHCARE SERVICES GROUP, INC.
                        1995 DIRECTORS' STOCK OPTION PLAN

                                    ARTICLE I

                                     PURPOSE

         The purpose of the Healthcare Services Group, Inc. 1995 Directors' Stock Option Plan (the "Plan") is to secure for Healthcare Services Group, Inc. and its stockholders the benefits arising from stock ownership by its Directors. The Plan will provide a means whereby such Directors may purchase shares of the common stock, $.01 par value, of Healthcare Services Group, Inc. pursuant to options granted in accordance with the Plan.

                                   ARTICLE II

                                   DEFINITIONS

         The following capitalized terms used in the Plan shall have the respective meanings set forth in this Article:

         2.1 "Committee" shall mean the Stock Option Committee of the Board of Directors of the Corporation, Healthcare Services Group, Inc., which shall consist of two or more "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended and in accordance with the express provisions of this Plan.

         2.2 "Chairman" shall mean the duly appointed Chairman of any standing Committee of the Board.

         2.3 "Company" shall mean Healthcare Services Group, Inc. and any of its subsidiaries.

         2.4 "Director" shall mean any person who is a member of the Board of Directors of the Company.

         2.5 "Eligible Director" shall be any Director of the Company.

         2.6 "Exercise Price" shall mean the price per Share at which an Option may be exercised.

         2.7 "Fair Market Value" shall mean the closing price of publicly traded Shares on the national securities exchange on which Shares are listed (if the Shares are so listed) or on the Nasdaq Stock Market System (if the Shares are regularly quoted on the Nasdaq Stock Market System), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded Shares in the over-the-counter market Electronic Bulletin Board, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company.

         2.8 "Option" shall mean an Option to purchase Shares granted pursuant to the Plan.

         2.9 "Option  Agreement" shall mean the written  agreement  described in
Article VI herein.

         2.10 "Permanent Disability" shall mean the condition of an Eligible Director who is unable to participate as a member of the Board by reason of any medically determined physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than twelve (12) months.

         2.11 "Purchase Price" shall be the Exercise Price multiplied by the number of whole Shares with respect to which an Option may be exercised.

         2.12 "Shares" shall mean shares of common stock, $.01 par value, of the Company.

                                   ARTICLE III

                                 ADMINISTRATION

         3.1 General. This Plan shall be administered by the Committee in accordance with the express provisions of this Plan.


         3.2 Powers of the Committee. The Committee shall have full and complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with the Plan as may be necessary for the administration of the Plan.

                                   ARTICLE IV

                             SHARES SUBJECT TO PLAN

         Subject to adjustment in accordance with Article IX, an aggregate of 150,000 Shares are reserved for issuance under this Plan. Shares sold under this Plan may be either authorized, but unissued Shares or reacquired Shares. If an Option, or any portion thereof, shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares covered by such Option shall be available for future grants of Options.



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
                                    ARTICLE V

                                     GRANTS

         5.1 Grants of Options. Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion, to determine the Eligible Directors to whom the Options shall be granted, the number of Shares which shall be subject to each Option, the purchase price of each Share which shall be subject to each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part), and the other terms and provisions thereof. In determining the Eligible Directors to whom Options shall be granted and the number of Shares for which Options shall be granted, the Committee shall consider the length of service of the Eligible Director and the amount of earnings of the Company.

         5.2 Determination Final. The determination of the Committee on matters referred to this Article V shall be final.

                                   ARTICLE VI

                                 TERMS OF OPTION

         Each Option shall be evidenced by a written Option Agreement executed by the Company and the Eligible Director which shall specify the Grant Date, the number of Shares subject to the Option, the Exercise Price and shall also include or incorporate by reference the substance of all of the following provisions and such other provisions consistent with this Plan as the Board may determine.

         6.1 Term. The term of the Option shall be five (5) years from the Grant Date of each Option, subject to earlier termination in accordance with Articles VI and X.

         6.2 Restriction on Exercise. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at grant, provided, however, that except in the case of the Eligible Director's death or Permanent Disability, upon which events the Option will become immediately exercisable, unless a longer vesting period is otherwise determined by the Committee at grant, Options shall be exercisable as follows: one-half of the aggregate Shares purchasable under an Option shall be exercisable commencing one year after the Grant Date and an additional one-half of the Shares purchasable under an Option shall be exercisable commencing two years after the Grant Date. The Board may waive such installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Board may determine in its sole discretion, provided, however, that no


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
Option shall be exercisable until more than six months have elapsed from the Grant Date.

         6.3 Exercise Price. The Exercise Price for each Share subject to an Option shall be the Fair Market Value of the Share as determined in Section 2.7 herein.

         6.4 Manner of Exercise. An Option shall be exercised in accordance with its terms, by delivery of a written notice of exercise to the Company and payment of the full purchase price of the Shares being purchased. An Eligible Director may exercise an Option with respect to all or less than all of the Shares for which the Option may then be exercised, but an Eligible Director must exercise the Option in full Shares.

         6.5 Payment. The Purchase Price of Shares purchased pursuant to an Option or portion thereof, may be paid:

                  (a) in United States Dollars, in cash or by check, bank draft or money order payable to the Company; or

                  (b)  by  delivery  of  Shares  already  owned  by an  Eligible
Director (for a period of at least six months) with an aggregate Fair Market Value on the date of exercise equal to the Purchase Price.

         6.6 Transferability. Options shall be transferable (other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as it may from time to time be amended or Title I of the Employee Retirement Income Security Act of 1986, as amended, or the rules and regulations promulgated thereunder) to the extent authorized by the Committee in respect of a particular grant.

         6.7 Termination of Membership on the Board. If an Eligible Director's membership on the Board terminates for any reason, an Option vested on the date of termination may be exercised in whole or in part at any time within one (1) year after the date of such termination (but in no event after the term of the Option expires) and shall thereafter terminate.

                                   ARTICLE VII

                        GOVERNMENT AND OTHER REGULATIONS

         7.1 Delivery of Shares. The obligation of the Company to issue or transfer and deliver Shares for exercised Options under the Plan shall be subject to all applicable laws, regulations, rules, orders and approvals which shall then be in effect.


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
         7.2 Holding of Stock After Exercise of Option. The Option Agreement shall provide that the Eligible Director, by accepting such Option, represents and agrees, for the Eligible Director and his permitted transferees hereunder that none of the Shares purchased upon exercise of the Option shall be acquired with a view to any sale, transfer or distribution of the Shares in violation of the Securities Act of 1933, as amended (the "Act") and the person exercising an Option shall furnish evidence satisfactory to that Company to that effect, including an indemnification of the Company in the event of any violation of the Act by such person. Notwithstanding the foregoing, the Company in its sole discretion may register under the Act the Shares issuable upon exercise of the Options under the Plan.

                                  ARTICLE VIII

                                 WITHHOLDING TAX

         The Company may in its discretion, require an Eligible Director to pay to the Company, at the time of exercise of an Option an amount that the Company deems necessary to satisfy its obligations to withhold federal, state or local income or other taxes (which for purposes of this Article includes an Eligible Director's FICA obligation) incurred by reason of such exercise. When the exercise of an Option does not give rise to the obligation to withhold federal income taxes on the date of exercise, the Company may, in its discretion, require an Eligible Director to place Shares purchased under the Option in escrow for the benefit of the Company until such time as federal income tax withholding is required on amounts included in the Eligible Director's gross income as a result of the exercise of an Option. At such time, the Company, in its discretion, may require an Eligible Director to pay to the Company an amount that the Company deems necessary to satisfy its obligation to withhold federal, state or local taxes incurred by reason of the exercise of the Option, in which case the Shares will be released from escrow upon such payment by an Eligible Director.

                                   ARTICLE IX

                                   ADJUSTMENTS

         9.1 Proportionate Adjustments. If the outstanding Shares are increased, decreased, changed into or exchanged into a different number or kind of Shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made by the Committee or the Board of Directors to the maximum number and kind of Shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of Shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding


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
Options shall be made without change in the Purchase Price applicable to the unexercised portion of the Option with a corresponding adjustment in the Exercise Price of the Shares covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the issuance of Shares on conversion of notes, preferred stock or exercise of warrants or Shares issued by the Board for such consideration as the Board deems appropriate.

         9.2 Reorganization, etc. Notwithstanding any other provision in Article VI hereof, upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or more than 80% of the then outstanding Shares of the Company to another corporation, the Company shall give to each Eligible Director at the time of adoption of the plan or agreement for liquidation, dissolution, merger or sale either (1) a reasonable time thereafter within which to exercise the Option in its entirety prior to the effective date of such liquidation or dissolution, merger or sale, or (2) the right to exercise the Option in its entirety as to an equivalent number of Shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger, consolidation or reorganization.

                                    ARTICLE X

                        AMENDMENT OR TERMINATION OF PLAN

         10.1 Amendments. The Board may at any time amend or revise the terms of the Plan, provided no such amendment or revision shall, unless appropriate stockholder approval of such amendment or revision is obtained:

                  (a) increase the maximum number of Shares which may be sold pursuant to Options granted under the Plan, except as permitted under the provisions of Article IX;

                  (b) change the minimum Exercise Price set forth in Article VI; or

                  (c) permit the granting of Options to any one other than as provided in Article V.

         10.2 Termination. The Board at any time may suspend or terminate this Plan. This Plan, unless sooner terminated, shall terminate on the tenth anniversary of its adoption by the Board. No Option may be granted under this Plan while this Plan is suspended or after it is terminated.



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
         10.3 Consent of Holder. No amendment, suspension or termination of the Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         11.1 Privilege of Stock Ownership. No Eligible Director entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable upon exercise of an Option until certificates representing the Shares shall have been issued and delivered.

         11.2 Plan Expenses. Any expenses incurred in the administration of the Plan shall be borne by the Company.

         11.3 Use of Proceeds. Payments received from an Eligible Director upon the exercise of Options shall be used for general corporate purposes of the Company.

         11.4 Governing Law. The Plan has been adopted under the laws of the Commonwealth of Pennsylvania. The Plan and all Options which may be granted hereunder and all matters related thereto, shall be governed by and construed and enforceable in accordance with the laws of the Commonwealth of Pennsylvania as it then exists.

                                   ARTICLE XII

                              STOCKHOLDER APPROVAL

         This Plan is subject to approval, at a duly held stockholders' meeting within twelve (12) months after the date the Board approves this Plan, by the affirmative vote of holders of a majority of the voting Shares of the Company represented in person or by proxy and entitled to vote at the meeting. Options may be granted, but not exercised, before such stockholder approval is obtained. If the stockholders fail to approve the Plan within the required time period, any Options granted under this Plan shall be void, and no additional Options may thereafter be granted hereunder.




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